THE VANTAGEPOINT FUNDS

Supplement dated December 17, 2010 to the Prospectus dated May 1, 2010, as previously supplemented

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Overseas Equity Index Fund — Principal Investment Strategies

The following should replace the first and second paragraphs of the Overseas Equity Index Fund’s Principal Investment Strategies on page 43 and pages 105-106 of the Prospectus:

The Fund invests, under normal circumstances, at least 90% of its net assets in a portfolio that consists of the equity securities (common and preferred stock) in the MSCI Europe Australasia Far East (EAFE) (Net) Index, weighted to seek to replicate the investment characteristics of the MSCI EAFE (Net) Index and performance that correlates with that of the index.

The Fund follows an indexed or “passively managed” approach to investing. This means that the Fund’s subadviser selects securities for investment to try to approximate the investment characteristics and performance of the index. The MSCI EAFE (Net) Index is an unmanaged free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology.

The Index Funds

The following should replace the second and third paragraphs of “The Index Funds” section on pages 103-104 of the Prospectus:

Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Index Funds, with the exception of the 500 Stock Index Fund and the Overseas Equity Index Fund, employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weight using fewer securities than are contained in the benchmark. Therefore, the performance of these Funds versus their respective benchmarks may deviate more than that of funds investing in all of the securities contained in the benchmark. The 500 Stock Index Fund seeks to invest at least 90% of its net assets in a portfolio that consists of the stocks in the S&P 500 Index, weighted to seek to replicate the investment characteristics and performance of the index. The Overseas Equity Index Fund seeks to invest at least 90% of its net assets in a portfolio that consists of the equity securities in the MSCI EAFE (Net) Index, weighted to seek to replicate the investment characteristics and performance of the index.

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, due to sampling techniques used by the Core Bond Index Fund, Broad Market Index Fund and Mid/Small Company Index Fund, there will be tracking error, which may impact Fund performance positively or negatively. Third, changes to the indexes, such as additions to or deletions from the securities contained in an index and rebalancing, can cause tracking error which may impact the Fund performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of a Fund will affect its ability to precisely track the underlying indexes. Fifth, there may be pricing differences if the index and the Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

Please retain this supplement for future reference.

SUPP-019-201012-322B

THE VANTAGEPOINT FUNDS
Supplement dated December 17, 2010 to the Statement of Additional Information dated May 1, 2010, as previously supplemented.
This supplement changes the disclosure in the Statement of Additional Information (“SAI”) and provides new information that should be read together with the SAI.
Fund Policies and Investment Limitations
The following should replace the five sentences regarding the Index Funds (Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund and Overseas Equity Index Fund) found in the paragraph on the top of page 36 of the SAI:
An Index Fund will also provide such notice if it changes its policy to invest at least 90% of its net assets in all or a portion of the securities found in its benchmark index.
Please retain this supplement for future reference.